UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2012

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 6, 2012, the Boards of Directors of the Company and Hampden Bank (“the Bank”) voted to enter into change in control agreements between the Company, the Bank and eight of our senior officers, for a one year period. The material terms of the Company and Bank change in control agreements were previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-137359) and are incorporated herein by reference. The form of change in control agreement is filed as Exhibit 10.1 hereto.

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2012, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced its financial results for the three months ended September 30, 2012.   The press release announcing financial results for the three months ended September 30, 2012 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information contained in Item 1.01 above with respect to the change of control agreements with eight of our senior officers is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on November 6, 2012.  Of the 5,864,425 shares of common stock issued and outstanding and eligible to vote as of the record date of September 19, 2012, a quorum of 5,123,775 shares, or 87.3% of the eligible shares, was present in person or represented by proxy.  The following actions were taken at such meeting.

(a)	Reelection of the following Class III Directors of the Company.
	Voted	Withheld	Broker
	For	Authority	Non-Votes
Judith E. Kennedy	3,568,019	530,109	1,025,647
Richard J. Kos	3,640,526	457,602	1,025,647
Kathleen O’Brien Moore	3,572,659	525,469	1,025,647

After the meeting, Thomas R. Burton, Linda Silva Thompson, Richard D. Suski, and Arlene Putnam continued to serve as our Class I Directors for terms which expire in 2013, and Stanley Kowalski, Jr., Mary Ellen Scott, Glenn S. Welch, and Stuart F. Young, Jr. continued to serve as our Class II Directors for terms which expire in 2014.

(b)	Ratification of the selection of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The voting results were 5,095,171 votes for, 25,358 votes against, and 3,246 votes abstaining.
(c)	Approval of a non-binding shareholder proposal requesting that the Company’s board of directors explore avenues to enhance shareholder value through an extra-ordinary transaction (defined here as a transaction not in the ordinary course of business operations) including, but not limited to, selling or merging the Company with another institution. The voting results were 2,051,176 votes for, 2,006,026 votes against, 40,926 votes abstaining and 1,025,647 broker non-votes.

Item 8.01. Other Events

On November 6, 2012, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.04 per common share, payable on November 30, 2012, to stockholders of record at the close of business on November 16, 2012.  A copy of the press release announcing the declaration is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
10.1	Form of Change in Control Agreement
99.1	Press Release issued by the Company on November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date:	November 7, 2012	By:	/s/ Thomas R. Burton
Thomas R. Burton
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Change in Control Agreement
99.1	Press Release issued by the Company on November 6, 2012

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